Subsequent Events (Tables)	12 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
Schedule of Unaudited Pro Forma Information	The unaudited pro forma information does not include any impact of transaction synergies and is presented for informational purposes only and is not necessarily indicative of the results of operations that would actually have been occurred had the business combination been consummated as of that time or that may result in the future:
	For the	For the	For the
	Year ended March 31,	Year ended March 31,	Year ended March 31,
	2025	2024	2023
Unaudited pro forma revenue	$286,786,289	$252,275,930	$225,720,027
Unaudited pro forma net income	$8,083,117	$3,527,810	$6,557,743